Exhibit 99.1

Royal Caribbean Group announces proposed offering of common stock

MIAMI – October 13, 2020 –Royal Caribbean Group (NYSE: RCL) (the “Company”) today announced that it has commenced an underwritten public offering of $500 million of shares of common stock of the Company and intends to grant the underwriters an option to purchase up to $75 million of additional shares. The Company expects to use the net proceeds from the offering for general corporate purposes.

The Company also announced by separate press release that it has commenced a private offering to eligible purchasers of $500 million aggregate principal amount of senior convertible notes due 2023 (or up to $575 million aggregate principal amount if the initial purchasers exercise in full their option to purchase additional convertible notes). Nothing contained herein shall constitute an offer to sell or the solicitation of an offer to buy the convertible notes. The closing of each offering is not conditioned upon the closing of the other offering.

Morgan Stanley and BofA Securities are acting as joint lead book-running managers for the offering of common stock. Citigroup, DNB Markets, Goldman Sachs & Co. LLC, HSBC, J.P. Morgan and SEB are also acting as book-running managers for the offering of common stock. A shelf registration statement relating to the shares of common stock has been filed with the U.S. Securities and Exchange Commission (the “SEC”) and has become effective. The offering may be made only by means of a prospectus supplement and an accompanying base prospectus. A preliminary prospectus supplement and accompanying base prospectus relating to the offering will be filed with the SEC and will be available on the SEC’s website at www.sec.gov. Copies of the preliminary prospectus supplement and accompanying base prospectus relating to the offering may be obtained from (1) Morgan Stanley & Co. LLC, 180 Varick Street, 2nd Floor, New York, NY 10014, Attention: Prospectus Department, and (2) BofA Securities NC1-004-03-43 200 North College Street, 3rd floor, Charlotte NC 28255-0001, Attn: Prospectus Department, Email: dg.prospectus_requests@bofa.com.

This press release shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful.

Cautionary Statement Concerning Forward-Looking Statements

Certain statements in this press release relating to, among other things, our future performance estimates, forecasts and projections constitute forward-looking statements under the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to: statements regarding revenues, costs and financial results for 2020 and beyond. Words such as “anticipate,” “believe,” “could,” “driving,” “estimate,” “expect,” “goal,” “intend,” “may,” “plan,” “project,” “seek,” “should,” “will,” “would,” “considering”, and similar expressions are intended to help identify forward-looking statements. Forward-looking statements reflect management’s current expectations, are based on judgments, are inherently uncertain and are subject to risks, uncertainties and other factors, which could cause our actual results, performance or achievements to differ materially from the future results, performance or achievements expressed or implied in those forward-looking statements. Examples of these risks, uncertainties and other factors include, but are not limited to the following: the impact of the global incidence and spread of COVID-19, which has led to the temporary suspension of our operations and has had and will continue to have a material adverse impact on our business, liquidity and results of operations, or other contagious illnesses on economic conditions and the travel industry in general and the financial position and operating results of our Company in particular, such as: the current and potential additional governmental and self-imposed travel restrictions, the current and potential extension of the suspension of cruises and new additional suspensions, guest cancellations; our ability to obtain sufficient financing, capital or revenues to satisfy liquidity needs, capital expenditures, debt repayments and other financing needs; the effectiveness of the actions we have taken to improve and address our liquidity needs; the impact of the economic and geopolitical environment on key aspects of our business, such as the demand for cruises, passenger spending, and operating costs; incidents or adverse publicity concerning our ships, port facilities, land destinations and/or passengers or the cruise vacation industry in general; concerns over safety, health and security of guests and crew; further impairments of our goodwill, long-lived assets, equity investments and notes receivable; an inability to source our crew or our provisions and supplies from certain places; the incurrence of COVID-19 and other contagious diseases on our ships and an increase in concern about the risk of illness on our ships or when traveling to or from our ships, all of which reduces demand; unavailability of ports of call; growing anti-tourism sentiments and environmental concerns; changes in US foreign travel policy; the uncertainties of conducting business internationally and expanding into new markets and new ventures; our ability to recruit, develop and retain high quality personnel; changes in operating and financing costs; our indebtedness, any additional indebtedness we may incur and restrictions in the agreements governing our indebtedness that limit our flexibility in operating our business, including the significant portion of assets that are collateral under these agreements; the impact of foreign currency exchange rates, interest rate and fuel price fluctuations; the settlement of conversions of our convertible notes, if any, in shares of our common stock or a combination of cash and shares of our common stock, which may result in substantial dilution for our existing shareholders; our expectation that we will not declare or pay dividends on our common stock for the near future; vacation industry competition and changes in industry capacity and overcapacity; the risks and costs associated with protecting our systems and maintaining integrity and security of our business information, as well as personal data of our guests, employees and others; the impact of new or changing legislation and regulations or governmental orders on our business; pending or threatened litigation, investigations and enforcement actions; the effects of weather, natural disasters and seasonality on our business; emergency ship repairs, including the related lost revenue; the impact of issues at shipyards, including ship delivery delays, ship cancellations or ship construction cost increases; shipyard unavailability; the unavailability or cost of air service; and uncertainties of a foreign legal system as we are not incorporated in the United States.

In addition, many of these risks and uncertainties are currently heightened by and will continue to be heightened by, or in the future may be heightened by, the COVID-19 pandemic. It is not possible to predict or identify all such risks.

Forward-looking statements should not be relied upon as a prediction of actual results. Undue reliance should not be placed on the forward-looking statements in this press release, which are based on information available to us on the date hereof. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

About Royal Caribbean Group

Royal Caribbean Group (NYSE: RCL) is the operating business name for Royal Caribbean Cruises Ltd. Royal Caribbean Group is the owner of four global cruise vacation brands: Royal Caribbean International, Celebrity Cruises, Silversea and Azamara. Royal Caribbean Group is also a 50% owner of a joint venture that operates TUI Cruises and Hapag-Lloyd Cruises. Together, our brands operate 62 ships with an additional 16 on order as of July 31, 2020.

Investor Relations contact: Carola Mengolini

Email: cmengolini@rccl.com

Media contact: Jonathon Fishman

Email: corporatecommunications@rccl.com